SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is February 26, 2021.

For Certain MFS® Funds

Effective immediately, the following Waiver Category is added to the table entitled "WAIVERS FOR 529 TUITION PROGRAMS" in the section entitled "Financial Intermediary Category I" under the main heading entitled "Appendix A – Waivers and Reductions of Sales Charges":

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
F. 529 Plan Rollover
Effective April 1, 2021, purchases of Class 529A shares acquired through a rollover from another 529 plan.	√

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